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                                   SUPPLEMENT
                             DATED JANUARY 24, 2007
                                     TO THE
                    MLIG VARIABLE INSURANCE TRUST PROSPECTUS
                               DATED MAY 1, 2006

ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO

This supplement provides information about a revised investment strategy for the Roszel/Seligman Mid Cap Growth Portfolio.

On page 12 of the prospectus, the portfolio's principle investment strategy should be replaced with the following:

The Portfolio pursues its investment objective by investing PRIMARILY in MID CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a GROWTH INVESTING style. The Adviser's approach is to screen companies through fundamental analysis, considering both quantitative and qualitative analysis. In selecting individual securities, the Adviser looks to identify companies that it believes display certain characteristics, including but not limited to, one or more of the following:

    -   Strong or improving company fundamentals
    -   Strong management
    -   Market earnings expectations at or below the Adviser's estimates
    - Potential for improvement in operations that could be a catalyst for growth in revenues and/or earnings
    - Attractive valuation relative to anticipated earnings growth rates (i.e., low price/earnings ratio)
    -   Potential for above-average growth

The Portfolio may from time to time, invest in a variety of INCOME-BEARING SECURITIES. The Portfolio's performance benchmark is the Russell Midcap Growth Index.

The Portfolio may invest up to 10% of its total assets in SECURITIES OF FOREIGN ISSUERS.

                                    *  *  *

Please retain this supplement with your Prospectus for future reference.